SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2007

AMERITYRE CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	000-50053	87-0535207
(State or other jurisdiction	(Commission File Number)	(IRS Employer ID No.)
of incorporation)

1501 Industrial Road, Boulder City, Nevada  89005

(Address of principal executive office)

Registrant's telephone number, including area code: (702) 294-2689

Copies to:

John C. Thompson, Esq.

John C. Thompson, LLC

1371 East 2100 South, #202

Salt Lake City, Utah 84105

Phone: (801) 363-4854

Fax: (801) 606-2855

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 30, 2007, Amerityre Corporation (the “Company”) issued a press release updating the status of its Chinese licensee, Qingdao Qizhou Rubber Company, LTD. (Qingdao).  Qingdao estimates it is approximately two months ahead of schedule in the construction of its OTR polyurethane elastomer retread facility in Shandong Province. The construction project, commenced in September 2006, was originally targeted for completion in September 2007.

The full text of the press release is attached hereto as an exhibit.

Item 9.01 Exhibits

Exhibit 99

Press release dated January 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  January 30, 2007

AMERITYRE CORPORATION

By: /S/ Elliott N. Taylor

Elliott N. Taylor

Executive Vice-President, General Counsel and Secretary